Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA 8

File No. 811-09859, CIK 0001064458

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA 8, a unit investment trust registered under the Act, recently mailed to its contract owners the Annual report of the underlying funds of the following underlying management investment companies:

●	Transamerica Series Trust (CIK: 0000778207).
●	The Alger Portfolios (CIK: 0000832566).
●	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316).
●	BNY Mellon Variable Investment Fund (CIK: 0000813383).
●	BNY Mellon Sustainable U.S. Equity Portfolio (CIK: 0000890064).
●	BNY Mellon Investment Portfolio (CIK: 0001056707).
●	Franklin Templeton Variable Insurance Products Trust (CIK: 0000837274).
●	Janus Aspen Series EDGAR (CIK: 0000906185).
●	MFS® Variable Insurance Trust (CIK: 0000918571).
●	Morgan Stanley Variable Fund, Inc. EDGAR (CIK: 0001011378).
●	Fidelity Variable Insurance Products Fund (CIK: 0000356494), 0000831016 and 0000927384).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth

Brian G. Stallworth

Assistant Secretary

Transamerica Life Insurance Company